UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2019

BAKER HUGHES, A GE COMPANY			BAKER HUGHES, A GE COMPANY, LLC
(Exact name of registrant as specified in its charter)

Delaware	1-38143	81-4403168	Delaware	1-09397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)	(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17021 Aldine Westfield Road
Houston, Texas 77073

Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BHGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 27, 2019, Baker Hughes, a GE company (“BHGE”) received from General Electric Company (“GE”) an action by written consent of stockholders (the “Written Consent”) executed by GE and certain of its affiliates (the “GE Group”) intended to approve in advance any issuance or issuances of securities of BHGE to the GE Group in connection with the exercise of the Existing GE Purchase Rights (as defined below) that may require prior stockholder approval under the rules and regulations of the NYSE (the “NYSE Rules”) in the event GE is deemed a “Related Party” under such rules and regulations, together with a request that BHGE deliver to stockholders the notice of such action required under Section 228(e) of the General Corporation Law of the State of Delaware.  The GE Group currently holds approximately 50.3% of the voting power of the combined classes of outstanding common stock of BHGE. The Written Consent is under review by BHGE.

Under the Amended and Restated Stockholders Agreement, dated as of November 13, 2018, between GE and BHGE (as amended from time to time in accordance with the terms thereof, the “Stockholders Agreement”) the GE Group has the existing right to purchase their pro rata portion of any securities of BHGE (other than certain excluded securities) that BHGE proposes to issue or sell (the “Existing Preemptive Rights”).  In addition, under the Amended and Restated Limited Liability Company Agreement, dated as of July 3, 2017, among Baker Hughes, a GE company, LLC and its members, the GE Group has the existing right to acquire shares of Class B common stock from BHGE in certain circumstances, including in connection with the issuance of shares of Class A common stock under an equity incentive or similar plan, and where the GE Group is permitted under the terms of the Stockholders Agreement to purchase additional shares of Class A common stock (together with the Existing Preemptive Rights, the “Existing GE Purchase Rights”).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the cover letter sent by GE to BHGE filed as Exhibit 99.1 hereto, as well as the full text of the written consent enclosed with cover letter and filed as Exhibit 99.2 hereto, each of which is incorporated by reference in its entirety into this Form 8-K.

Item 9.01 Exhibits.

(d) Exhibits.

99.1	Cover Letter dated June 27, 2019

99.2	Written Consent of Stockholders dated June 27, 2019

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES, A GE COMPANY

Dated: June 28, 2019	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary

BAKER HUGHES, A GE COMPANY, LLC

Dated: June 28, 2019	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Cover Letter dated June 27, 2019
99.2	Written Consent dated June 27, 2019